UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 1, 2026
Date of Report (date of earliest event reported)

TIC Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42524	66-1076867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 South Park Road, Suite 350
Hollywood, Florida 33021
(Address of principal executive offices and zip code)
(954) 495-2112
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On July 1, 2026, TIC Solutions, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the (i) election of eleven director nominees (Proposal No. 1), (ii) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2) and the approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (Proposal No. 3). The results of the votes are set forth below.
Proposal No. 1—Election of Directors

The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the Company’s 2027 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified, or such nominee’s earlier death, removal or resignation.

	For	Against	Abstain	Broker Non-Vote
Robert A E. Franklin	140,252,152	700,820	38,857	21,187,907
Sir Martin E. Franklin	138,094,713	2,867,903	29,213	21,187,907
Antoinette C. Bush	140,522,375	328,970	140,484	21,187,907
Rory Cullinan	140,161,626	703,750	126,453	21,187,907
Elizabeth Meloy Hepding	140,335,010	516,364	140,455	21,187,907
Benjamin Heraud	140,676,132	289,062	26,635	21,187,907
Peter Hochfelder	140,284,062	580,624	127,143	21,187,907
James E. Lillie	126,403,427	14,526,110	62,292	21,187,907
Talman Pizzey	140,568,548	396,556	26,725	21,187,907
Byron Roth	139,968,591	141,876	881,362	21,187,907
Dickerson Wright	136,897,328	4,068,892	25,609	21,187,907
Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
151,810,085	10,263,809	105,842
Proposal No. 3—Advisory Vote on The Frequency of Future Advisory Votes to Approve Executive Compensation

The stockholders approved, on advisory basis, the frequency of every 1 year for future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
118,200,122	409,411	1,543,471	3,204	21,187,907

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIC Solutions, Inc.

Date: July 1, 2026	By:	/s/ Kristin Schultes
	Name:	Kristin Schultes
	Title:	Chief Financial Officer
2